Long-Term Debt Facility	12 Months Ended
Dec. 31, 2021
Debt Disclosure [Abstract]
Long-Term Debt Facility
Note 11 Long-Term Debt Facility
In January 2021, Dave OD Funding I, LLC (“Borrower”) entered into a Senior Secured Loan Facility (the “Debt Facility”) with Victory Park Management, LLC (“Agent”), which is an affiliate of VPCC, allowing the Borrower to draw up to $100 million from various lenders associated with Victory Park Management, LLC (the “Lenders”). The Debt Facility has an interest rate of 6.95% annually plus a base rate defined as the greater of three-month LIBOR (as of the last business day of each calendar month) and 2.55%. Interest is payable monthly in arrears. The effective interest rate as of December 31, 2021, was 9.57%. The Company guaranteed up to $20,000,000 of Dave OD’s obligations under the Debt Facility, and currently that limited guaranty is secured by a first-priority lien against substantially all of the Company’s assets. The Debt Facility has certain financial covenants, including a requirement to maintain a minimum cash, cash equivalents, or marketable securities balance of $10.0 million and as of December 31, 2021, the Company was in compliance with all covenants. Payments of the loan draws are due at the following dates: (i) within five business days after the date of receipt by the Borrower and the Company (“Credit Party”) or any of their subsidiaries of any net cash proceeds in excess of $250 thousand in the aggregate during any fiscal year from any asset sales (other than certain permitted dispositions), the Borrower shall prepay the loans or remit such net cash proceeds in an aggregate amount equal to 100% of such net cash proceeds; (ii) within five business days after the date of receipt by any Credit Party or any of their subsidiaries, or the Agent as loss payee, of any net cash proceeds from any destruction or taking, the Borrower shall prepay the loans or remit such net cash proceeds in an aggregate amount equal to 100% of such net cash proceeds; (iii) within three business days after the date of receipt by any Credit Party or any of their subsidiaries of any net cash proceeds from the incurrence of any indebtedness of any Credit Party or any of their subsidiaries (other than with respect to permitted indebtedness), the Borrower shall prepay the loans or remit such net cash proceeds in an aggregate amount equal to 100% of such net cash proceeds; and (iv) (a) if extraordinary receipts are received by any Credit Party in the aggregate amount in any fiscal year in excess of $250 thousand or (b) if an event of default has occurred and is continuing at any time when any extraordinary receipts are received by any Credit Party, then within five business days of the receipt by any Credit Party of any such extraordinary receipts, the Borrower shall prepay the loans or remit such net cash proceeds in an aggregate amount equal to (x) 100% of such extraordinary receipts in excess of $250 thousand in respect of clause (a) above and (y) 100% of such extraordinary receipts in respect of clause (b) above.
In November 2021, Dave OD entered into an amendment of the Debt Facility which added a $20 million credit line (as amended, the “Credit Facility”) which has an interest rate of 8.95% annually plus a base rate defined as the greater of three-month LIBOR (as of the last business day of each calendar month) and 2.55%. The effective interest rate as of December 31, 2021, was 13.88%. As of December 31, 2021, the Company has drawn $35.0 million on the Debt Facility and $20.0 million on the Credit Facility. The Company has made no repayments.
Contemporaneously with the execution of the Debt Facility, the Company issued warrants to the Lenders as consideration for entering into the Debt Facility, representing a loan commitment fee. The warrants vest and become exercisable based on the Company’s aggregated draw on the Debt Facility in incremental $10.0 million tranches and terminate upon the earliest to occur of (i) the fifth anniversary of the occurrence of a qualified financing event, and (ii) the consummation of a liquidity event. The holders of the warrants have the ability to exercise their right to acquire a number of Series B-1 Preferred Shares equal to 0.2% of the fully diluted equity of the Company as of the closing date
(“Series B-1
Warrants Closing Date”) of the Company’s next equity financing with proceeds of at least $40.0 million (“Qualified Financing Event”) or immediately prior to the consummation of a liquidity event. The exercise price of the warrants is the greater of (i) 80% of the fair market value of each share of Common Stock at the
Series B-1
Warrants Closing Date, and (ii) $3.752050 per share, subject to certain down-round adjustments. The warrants meet the definition of a derivative under ASC 815 and will be accounted for as a liability at fair value and subsequently remeasured to fair value at the end of each reporting period with the changes in fair value recorded in the consolidated statement of operations. The initial offsetting entry to the warrant liability was an asset recorded to reflect the loan commitment fee. The loan commitment fee asset will be amortized to interest expense over the commitment period of four years. In November 2021, the Company amended the warrant agreements to include additional terms, including a contingent cash settlement amount for approximately $4.5 million at the option of the Lenders, subject to the consummation of a liquidity event and minimum cash proceeds from the liquidity event. The amendment did not change the classification of the warrants as a derivative under ASC 815. The Company estimated the fair value of the warrants at the issuance date to be $0.1 million using the Black-Scholes option-pricing model. Determining the fair value of these warrants under this model requires subjective assumptions. These estimates involve inherent uncertainties and the application of management’s judgment. The following table presents the assumptions used to estimate the fair value of the warrants at the issuance date:

Expected volatility	55.0%
Risk-free interest rate	0.1 - 0.2%
Remaining term	0.6 - 2.9 Years